Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	3Q'17 vs. 3Q'16		Sep 30, 2017	Sep 30, 2016	YTD'17 vs. YTD'16
EARNINGS
Net interest income	$3,876	$3,637	$3,587	$3,628	$3,481	$395	11.3%	$11,100	$9,902	$1,198	12.1%
Retailer share arrangements	(805)	(669)	(684)	(811)	(757)	(48)	6.3%	(2,158)	(2,091)	(67)	3.2%
Net interest income, after retailer share arrangements	3,071	2,968	2,903	2,817	2,724	347	12.7%	8,942	7,811	1,131	14.5%
Provision for loan losses	1,310	1,326	1,306	1,076	986	324	32.9%	3,942	2,910	1,032	35.5%
Net interest income, after retailer share arrangements and provision for loan losses	1,761	1,642	1,597	1,741	1,738	23	1.3%	5,000	4,901	99	2.0%
Other income	76	57	93	85	84	(8)	(9.5)%	226	259	(33)	(12.7)%
Other expense	958	911	908	918	859	99	11.5%	2,777	2,498	279	11.2%
Earnings before provision for income taxes	879	788	782	908	963	(84)	(8.7)%	2,449	2,662	(213)	(8.0)%
Provision for income taxes	324	292	283	332	359	(35)	(9.7)%	899	987	(88)	(8.9)%
Net earnings	$555	$496	$499	$576	$604	$(49)	(8.1)%	$1,550	$1,675	$(125)	(7.5)%
Net earnings attributable to common stockholders	$555	$496	$499	$576	$604	$(49)	(8.1)%	$1,550	$1,675	$(125)	(7.5)%

COMMON SHARE STATISTICS
Basic EPS	$0.70	$0.62	$0.61	$0.70	$0.73	$(0.03)	(4.1)%	$1.93	$2.01	$(0.08)	(4.0)%
Diluted EPS	$0.70	$0.61	$0.61	$0.70	$0.73	$(0.03)	(4.1)%	$1.93	$2.01	$(0.08)	(4.0)%
Dividend declared per share	$0.15	$0.13	$0.13	$0.13	$0.13	$0.02	15.4%	$0.41	$0.13	$0.28	NM
Common stock price	$31.05	$29.82	$34.30	$36.27	$28.00	$3.05	10.9%	$31.05	$28.00	$3.05	10.9%
Book value per share	$18.40	$18.02	$17.71	$17.37	$16.94	$1.46	8.6%	$18.40	$16.94	$1.46	8.6%
Tangible common equity per share(1)	$16.15	$15.79	$15.47	$15.34	$14.90	$1.25	8.4%	$16.15	$14.90	$1.25	8.4%

Beginning common shares outstanding	795.3	810.8	817.4	825.5	833.9	(38.6)	(4.6)%	817.4	833.8	(16.4)	(2.0)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	0.2	—	—	0.1	—	—%	0.3	0.2	0.1	50.0%
Shares repurchased	(12.8)	(15.7)	(6.6)	(8.1)	(8.5)	(4.3)	50.6%	(35.1)	(8.5)	(26.6)	NM
Ending common shares outstanding	782.6	795.3	810.8	817.4	825.5	(42.9)	(5.2)%	782.6	825.5	(42.9)	(5.2)%

Weighted average common shares outstanding	787.3	804.0	813.1	820.5	828.4	(41.1)	(5.0)%	801.3	832.1	(30.8)	(3.7)%
Weighted average common shares outstanding (fully diluted)	790.9	807.4	817.1	823.8	830.6	(39.7)	(4.8)%	805.0	834.1	(29.1)	(3.5)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	3Q'17 vs. 3Q'16		Sept 30, 2017	Sept 30, 2016	YTD'17 vs. YTD'16
PERFORMANCE METRICS
Return on assets(1)	2.4%	2.2%	2.3%	2.6%	2.8%		(0.4)%	2.3%	2.7%		(0.4)%
Return on equity(2)	15.3%	13.8%	14.1%	16.2%	17.3%		(2.0)%	14.4%	16.6%		(2.2)%
Return on tangible common equity(3)	17.4%	15.7%	16.1%	18.4%	19.6%		(2.2)%	16.4%	18.9%		(2.5)%
Net interest margin(4)	16.74%	16.20%	16.18%	16.26%	16.34%		0.40%	16.38%	16.05%		0.33%
Efficiency ratio(5)	30.4%	30.1%	30.3%	31.6%	30.6%		(0.2)%	30.3%	31.0%		(0.7)%
Other expense as a % of average loan receivables, including held for sale	4.99%	4.93%	4.97%	5.04%	4.93%		0.06%	4.96%	4.95%		0.01%
Effective income tax rate	36.9%	37.1%	36.2%	36.6%	37.3%		(0.4)%	36.7%	37.1%		(0.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.95%	5.42%	5.33%	4.65%	4.39%		0.56%	5.23%	4.54%		0.69%
30+ days past due as a % of period-end loan receivables(6)	4.80%	4.25%	4.25%	4.32%	4.26%		0.54%	4.80%	4.26%		0.54%
90+ days past due as a % of period-end loan receivables(6)	2.22%	1.90%	2.06%	2.03%	1.89%		0.33%	2.22%	1.89%		0.33%
Net charge-offs	$950	$1,001	$974	$847	$765	$185	24.2%	$2,925	$2,292	$633	27.6%
Loan receivables delinquent over 30 days(6)	$3,694	$3,208	$3,120	$3,295	$3,008	$686	22.8%	$3,694	$3,008	$686	22.8%
Loan receivables delinquent over 90 days(6)	$1,707	$1,435	$1,508	$1,546	$1,334	$373	28.0%	$1,707	$1,334	$373	28.0%

Allowance for loan losses (period-end)	$5,361	$5,001	$4,676	$4,344	$4,115	$1,246	30.3%	$5,361	$4,115	$1,246	30.3%
Allowance coverage ratio(7)	6.97%	6.63%	6.37%	5.69%	5.82%		1.15%	6.97%	5.82%		1.15%

BUSINESS METRICS
Purchase volume(8)	$32,893	$33,476	$28,880	$35,369	$31,615	$1,278	4.0%	$95,249	$90,099	$5,150	5.7%
Period-end loan receivables	$76,928	$75,458	$73,350	$76,337	$70,644	$6,284	8.9%	$76,928	$70,644	$6,284	8.9%
Credit cards	$73,946	$72,492	$70,587	$73,580	$67,858	$6,088	9.0%	$73,946	$67,858	$6,088	9.0%
Consumer installment loans	$1,561	$1,514	$1,411	$1,384	$1,361	$200	14.7%	$1,561	$1,361	$200	14.7%
Commercial credit products	$1,384	$1,386	$1,311	$1,333	$1,385	$(1)	(0.1)%	$1,384	$1,385	$(1)	(0.1)%
Other	$37	$66	$41	$40	$40	$(3)	(7.5)%	$37	$40	$(3)	(7.5)%
Average loan receivables, including held for sale	$76,165	$74,090	$74,132	$72,476	$69,316	$6,849	9.9%	$74,803	$67,364	$7,439	11.0%
Period-end active accounts (in thousands)(9)	69,008	69,277	67,905	71,890	66,781	2,227	3.3%	69,008	66,781	2,227	3.3%
Average active accounts (in thousands)(9)	69,331	68,635	69,629	68,701	66,639	2,692	4.0%	69,319	66,204	3,115	4.7%

LIQUIDITY
Liquid assets
Cash and equivalents	$13,915	$12,020	$11,392	$9,321	$13,588	$327	2.4%	$13,915	$13,588	$327	2.4%
Total liquid assets	$16,391	$15,274	$16,158	$13,612	$16,362	$29	0.2%	$16,391	$16,362	$29	0.2%
Undrawn credit facilities
Undrawn credit facilities	$5,650	$6,650	$5,600	$6,700	$7,150	$(1,500)	(21.0)%	$5,650	$7,150	$(1,500)	(21.0)%
Total liquid assets and undrawn credit facilities	$22,041	$21,924	$21,758	$20,312	$23,512	$(1,471)	(6.3)%	$22,041	$23,512	$(1,471)	(6.3)%
Liquid assets % of total assets	17.71%	16.76%	18.14%	15.09%	18.77%		(1.06)%	17.71%	18.77%		(1.06)%
Liquid assets including undrawn credit facilities % of total assets	23.82%	24.06%	24.43%	22.52%	26.98%		(3.16)%	23.82%	26.98%		(3.16)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	3Q'17 vs. 3Q'16		Sept 30, 2017	Sept 30, 2016	YTD'17 vs. YTD'16
Interest income:
Interest and fees on loans	$4,182	$3,927	$3,877	$3,919	$3,771	$411	10.9%	$11,986	$10,763	$1,223	11.4%
Interest on investment securities	51	43	36	28	25	26	104.0%	130	68	62	91.2%
Total interest income	4,233	3,970	3,913	3,947	3,796	437	11.5%	12,116	10,831	1,285	11.9%

Interest expense:
Interest on deposits	219	202	194	188	188	31	16.5%	615	539	76	14.1%
Interest on borrowings of consolidated securitization entities	65	63	65	64	63	2	3.2%	193	180	13	7.2%
Interest on third-party debt	73	68	67	67	64	9	14.1%	208	210	(2)	(1.0)%
Total interest expense	357	333	326	319	315	42	13.3%	1,016	929	87	9.4%

Net interest income	3,876	3,637	3,587	3,628	3,481	395	11.3%	11,100	9,902	1,198	12.1%

Retailer share arrangements	(805)	(669)	(684)	(811)	(757)	(48)	6.3%	(2,158)	(2,091)	(67)	3.2%
Net interest income, after retailer share arrangements	3,071	2,968	2,903	2,817	2,724	347	12.7%	8,942	7,811	1,131	14.5%

Provision for loan losses	1,310	1,326	1,306	1,076	986	324	32.9%	3,942	2,910	1,032	35.5%
Net interest income, after retailer share arrangements and provision for loan losses	1,761	1,642	1,597	1,741	1,738	23	1.3%	5,000	4,901	99	2.0%

Other income:
Interchange revenue	164	165	145	167	154	10	6.5%	474	435	39	9.0%
Debt cancellation fees	67	68	68	68	67	—	—%	203	194	9	4.6%
Loyalty programs	(168)	(206)	(137)	(157)	(145)	(23)	15.9%	(511)	(390)	(121)	31.0%
Other	13	30	17	7	8	5	62.5%	60	20	40	NM
Total other income	76	57	93	85	84	(8)	(9.5)%	226	259	(33)	(12.7)%

Other expense:
Employee costs	335	321	325	315	311	24	7.7%	981	892	89	10.0%
Professional fees	161	158	151	164	174	(13)	(7.5)%	470	474	(4)	(0.8)%
Marketing and business development	124	124	94	130	92	32	34.8%	342	293	49	16.7%
Information processing	96	88	90	88	87	9	10.3%	274	250	24	9.6%
Other	242	220	248	221	195	47	24.1%	710	589	121	20.5%
Total other expense	958	911	908	918	859	99	11.5%	2,777	2,498	279	11.2%

Earnings before provision for income taxes	879	788	782	908	963	(84)	(8.7)%	2,449	2,662	(213)	(8.0)%
Provision for income taxes	324	292	283	332	359	(35)	(9.7)%	899	987	(88)	(8.9)%
Net earnings attributable to common shareholders	$555	$496	$499	$576	$604	$(49)	(8.1)%	$1,550	$1,675	$(125)	(7.5)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016
Assets
Cash and equivalents	$13,915	$12,020	$11,392	$9,321	$13,588	$327	2.4%
Investment securities	3,317	3,997	5,328	5,110	3,356	(39)	(1.2)%
Loan receivables:
Unsecuritized loans held for investment	53,997	52,550	50,398	52,332	47,517	6,480	13.6%
Restricted loans of consolidated securitization entities	22,931	22,908	22,952	24,005	23,127	(196)	(0.8)%
Total loan receivables	76,928	75,458	73,350	76,337	70,644	6,284	8.9%
Less: Allowance for loan losses	(5,361)	(5,001)	(4,676)	(4,344)	(4,115)	(1,246)	30.3%
Loan receivables, net	71,567	70,457	68,674	71,993	66,529	5,038	7.6%
Goodwill	991	991	992	949	949	42	4.4%
Intangible assets, net	772	787	826	712	733	39	5.3%
Other assets	1,986	2,888	1,838	2,122	2,004	(18)	(0.9)%
Total assets	$92,548	$91,140	$89,050	$90,207	$87,159	$5,389	6.2%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$54,232	$52,659	$51,359	$51,896	$49,611	$4,621	9.3%
Non-interest-bearing deposit accounts	222	226	246	159	204	18	8.8%
Total deposits	54,454	52,885	51,605	52,055	49,815	4,639	9.3%
Borrowings:
Borrowings of consolidated securitization entities	11,891	12,204	12,433	12,388	12,411	(520)	(4.2)%
Bank term loan	—	—	—	—	—	—	—%
Senior unsecured notes	8,008	8,505	7,761	7,759	7,756	252	3.2%
Total borrowings	19,899	20,709	20,194	20,147	20,167	(268)	(1.3)%
Accrued expenses and other liabilities	3,793	3,214	2,888	3,809	3,196	597	18.7%
Total liabilities	78,146	76,808	74,687	76,011	73,178	4,968	6.8%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,429	9,415	9,405	9,393	9,381	48	0.5%
Retained earnings	6,543	6,109	5,724	5,330	4,861	1,682	34.6%
Accumulated other comprehensive income:	(40)	(49)	(55)	(53)	(24)	(16)	66.7%
Treasury Stock	(1,531)	(1,144)	(712)	(475)	(238)	(1,293)	NM
Total equity	14,402	14,332	14,363	14,196	13,981	421	3.0%
Total liabilities and equity	$92,548	$91,140	$89,050	$90,207	$87,159	$5,389	6.2%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2017			Jun 30, 2017			Mar 31, 2017			Dec 31, 2016			Sep 30, 2016
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,895	$37	1.23%	$10,758	$28	1.04%	$10,552	$21	0.81%	$12,210	$17	0.55%	$12,480	$16	0.51%
Securities available for sale	3,792	14	1.46%	5,195	15	1.16%	5,213	15	1.17%	4,076	11	1.07%	2,960	9	1.21%

Loan receivables:
Credit cards, including held for sale	73,172	4,111	22.29%	71,206	3,858	21.73%	71,365	3,811	21.66%	69,660	3,851	21.99%	66,519	3,705	22.16%
Consumer installment loans	1,543	35	9.00%	1,461	34	9.33%	1,389	32	9.34%	1,373	31	8.98%	1,333	31	9.25%
Commercial credit products	1,392	36	10.26%	1,378	34	9.90%	1,317	34	10.47%	1,386	36	10.33%	1,401	35	9.94%
Other	58	—	—%	45	1	NM	61	—	—%	57	1	NM	63	—	—%
Total loan receivables, including held for sale	76,165	4,182	21.78%	74,090	3,927	21.26%	74,132	3,877	21.21%	72,476	3,919	21.51%	69,316	3,771	21.64%
Total interest-earning assets	91,852	4,233	18.28%	90,043	3,970	17.68%	89,897	3,913	17.65%	88,762	3,947	17.69%	84,756	3,796	17.82%

Non-interest-earning assets:
Cash and due from banks	877			829			802			739			862
Allowance for loan losses	(5,125)			(4,781)			(4,408)			(4,228)			(3,933)
Other assets	3,517			3,303			3,177			3,479			3,189
Total non-interest-earning assets	(731)			(649)			(429)			(10)			118

Total assets	$91,121			$89,394			$89,468			$88,752			$84,874

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$53,294	$219	1.63%	$51,836	$202	1.56%	$51,829	$194	1.52%	$51,006	$188	1.47%	$47,895	$188	1.56%
Borrowings of consolidated securitization entities	11,759	65	2.19%	12,213	63	2.07%	12,321	65	2.14%	12,389	64	2.06%	12,254	63	2.05%
Bank term loan	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Senior unsecured notes	8,251	73	3.51%	7,933	68	3.44%	7,760	67	3.50%	7,757	67	3.44%	7,448	64	3.42%

Total interest-bearing liabilities	73,304	357	1.93%	71,982	333	1.86%	71,910	326	1.84%	71,152	319	1.78%	67,597	315	1.85%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	232			218			240			176			204
Other liabilities	3,154			2,752			2,995			3,321			3,175
Total non-interest-bearing liabilities	3,386			2,970			3,235			3,497			3,379

Total liabilities	76,690			74,952			75,145			74,649			70,976

Equity
Total equity	14,431			14,442			14,323			14,103			13,898

Total liabilities and equity	$91,121			$89,394			$89,468			$88,752			$84,874
Net interest income		$3,876			$3,637			$3,587			$3,628			$3,481

Interest rate spread(1)			16.35%			15.82%			15.81%			15.91%			15.97%
Net interest margin(2)			16.74%			16.20%			16.18%			16.26%			16.34%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sept 30, 2017			Nine Months Ended Sept 30, 2016
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,073	$86	1.04%	$12,132	$46	0.51%
Securities available for sale	4,732	44	1.24%	2,932	22	1.00%

Loan receivables:
Credit cards, including held for sale	71,920	11,780	21.90%	64,701	10,573	21.83%
Consumer installment loans	1,465	101	9.22%	1,240	86	9.26%
Commercial credit products	1,363	104	10.20%	1,367	103	10.06%
Other	55	1	2.43%	56	1	2.39%
Total loan receivables, including held for sale	74,803	11,986	21.42%	67,364	10,763	21.34%
Total interest-earning assets	90,608	12,116	17.88%	82,428	10,831	17.55%

Non-interest-earning assets:
Cash and due from banks	836			1,041
Allowance for loan losses	(4,774)			(3,752)
Other assets	3,334			3,222
Total non-interest-earning assets	(604)			511

Total assets	$90,004			$82,939

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$52,325	$615	1.57%	$45,915	$539	1.57%
Borrowings of consolidated securitization entities	12,096	193	2.13%	12,441	180	1.93%
Bank term loan(1)	—	—	—%	742	31	5.58%
Senior unsecured notes	7,983	208	3.48%	6,957	179	3.44%
Total interest-bearing liabilities	72,404	1,016	1.88%	66,055	929	1.88%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	230			215
Other liabilities	2,971			3,211
Total non-interest-bearing liabilities	3,201			3,426

Total liabilities	75,605			69,481

Equity
Total equity	14,399			13,458

Total liabilities and equity	$90,004			$82,939
Net interest income		$11,100			$9,902

Interest rate spread(2)			16.00%			15.67%
Net interest margin(3)			16.38%			16.05%

(1) The effective interest rate for the Bank term loan for the 9 months ended September 30, 2016 was 2.48%. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017 vs. Sep 30, 2016
BALANCE SHEET STATISTICS
Total common equity	$14,402	$14,332	$14,363	$14,196	$13,981	$421	3.0%
Total common equity as a % of total assets	15.56%	15.73%	16.13%	15.74%	16.04%		(0.48)%

Tangible assets	$90,785	$89,362	$87,232	$88,546	$85,477	$5,308	6.2%
Tangible common equity(1)	$12,639	$12,554	$12,545	$12,535	$12,299	$340	2.8%
Tangible common equity as a % of tangible assets(1)	13.92%	14.05%	14.38%	14.16%	14.39%		(0.47)%
Tangible common equity per share(1)	$16.15	$15.79	$15.47	$15.34	$14.90	$1.25	8.4%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition
Total risk-based capital ratio(3)	18.7%	18.7%	19.3%	18.5%	19.5%
Tier 1 risk-based capital ratio(4)	17.3%	17.4%	18.0%	17.2%	18.2%
Tier 1 leverage ratio(5)	14.6%	14.8%	14.8%	15.0%	15.4%
Common equity Tier 1 capital ratio(6)	17.3%	17.4%	18.0%	17.2%	18.2%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(6)	17.2%	17.2%	17.7%	17.0%	17.9%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at September 30, 2017 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

(6) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	3Q'17 vs. 3Q'16		Sept 30, 2017	Sept 30, 2016	YTD'17 vs. YTD'16
RETAIL CARD
Purchase volume(1)(2)	$26,347	$27,101	$22,952	$28,996	$25,285	$1,062	4.2%	$76,400	$72,246	$4,154	5.7%
Period-end loan receivables	$52,119	$51,437	$49,905	$52,701	$48,010	$4,109	8.6%	$52,119	$48,010	$4,109	8.6%
Average loan receivables, including held for sale	$51,817	$50,533	$50,644	$49,476	$47,274	$4,543	9.6%	$51,002	$46,119	$4,883	10.6%
Average active accounts (in thousands)(2)(3)	54,471	54,058	55,049	54,489	52,959	1,512	2.9%	54,639	52,834	1,805	3.4%

Interest and fees on loans(2)	$3,102	$2,900	$2,888	$2,909	$2,790	$312	11.2%	$8,890	$7,989	$901	11.3%
Other income(2)	$61	$25	$77	$70	$70	$(9)	(12.9)%	$163	$218	$(55)	(25.2)%
Retailer share arrangements(2)	$(795)	$(657)	$(681)	$(801)	$(752)	$(43)	5.7%	$(2,133)	$(2,069)	$(64)	3.1%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,178	$3,930	$3,686	$4,194	$4,152	$26	0.6%	$11,794	$11,447	$347	3.0%
Period-end loan receivables	$16,153	$15,595	$15,320	$15,567	$14,798	$1,355	9.2%	$16,153	$14,798	$1,355	9.2%
Average loan receivables	$15,848	$15,338	$15,424	$15,076	$14,367	$1,481	10.3%	$15,538	$13,786	$1,752	12.7%
Average active accounts (in thousands)(3)	9,183	9,031	9,090	8,844	8,461	722	8.5%	9,108	8,261	847	10.3%

Interest and fees on loans	$559	$533	$515	$523	$505	$54	10.7%	$1,607	$1,429	$178	12.5%
Other income	$2	$6	$4	$3	$3	$(1)	(33.3)%	$12	$10	$2	20.0%
Retailer share arrangements	$(9)	$(9)	$(1)	$(9)	$(3)	$(6)	NM	$(19)	$(17)	$(2)	11.8%

CARECREDIT
Purchase volume(1)	$2,368	$2,445	$2,242	$2,179	$2,178	$190	8.7%	$7,055	$6,406	$649	10.1%
Period-end loan receivables	$8,656	$8,426	$8,125	$8,069	$7,836	$820	10.5%	$8,656	$7,836	$820	10.5%
Average loan receivables	$8,500	$8,219	$8,064	$7,924	$7,675	$825	10.7%	$8,263	$7,459	$804	10.8%
Average active accounts (in thousands)(3)	5,677	5,546	5,490	5,368	5,219	458	8.8%	5,572	5,109	463	9.1%

Interest and fees on loans	$521	$494	$474	$487	$476	$45	9.5%	$1,489	$1,345	$144	10.7%
Other income	$13	$26	$12	$12	$11	$2	18.2%	$51	$31	$20	64.5%
Retailer share arrangements	$(1)	$(3)	$(2)	$(1)	$(2)	$1	(50.0)%	$(6)	$(5)	$(1)	20.0%

TOTAL SYF
Purchase volume(1)(2)	$32,893	$33,476	$28,880	$35,369	$31,615	$1,278	4.0%	$95,249	$90,099	$5,150	5.7%
Period-end loan receivables	$76,928	$75,458	$73,350	$76,337	$70,644	$6,284	8.9%	$76,928	$70,644	$6,284	8.9%
Average loan receivables, including held for sale	$76,165	$74,090	$74,132	$72,476	$69,316	$6,849	9.9%	$74,803	$67,364	$7,439	11.0%
Average active accounts (in thousands)(2)(3)	69,331	68,635	69,629	68,701	66,639	2,692	4.0%	69,319	66,204	3,115	4.7%

Interest and fees on loans(2)	$4,182	$3,927	$3,877	$3,919	$3,771	$411	10.9%	$11,986	$10,763	$1,223	11.4%
Other income(2)	$76	$57	$93	$85	$84	$(8)	(9.5)%	$226	$259	$(33)	(12.7)%
Retailer share arrangements(2)	$(805)	$(669)	$(684)	$(811)	$(757)	$(48)	6.3%	$(2,158)	$(2,091)	$(67)	3.2%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016
COMMON EQUITY MEASURES
GAAP Total common equity	$14,402	$14,332	$14,363	$14,196	$13,981
Less: Goodwill	(991)	(991)	(992)	(949)	(949)
Less: Intangible assets, net	(772)	(787)	(826)	(712)	(733)
Tangible common equity	$12,639	$12,554	$12,545	$12,535	$12,299

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	344	337	340	337	299
Basel III - Common equity Tier 1 (fully phased-in)	$12,983	$12,891	$12,885	$12,872	$12,598
Adjustment related to capital components during transition	142	146	154	263	273
Basel III - Common equity Tier 1 (transition)	$13,125	$13,037	$13,039	$13,135	$12,871

RISK-BASED CAPITAL
Common equity Tier 1	$13,125	$13,037	$13,039	$13,135	$12,871
Add: Allowance for loan losses includible in risk-based capital	1,001	985	954	994	923
Risk-based capital	$14,126	$14,022	$13,993	$14,129	$13,794

ASSET MEASURES
Total average assets(2)	$91,121	$89,394	$89,468	$88,752	$84,874
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,304)	(1,325)	(1,358)	(1,059)	(1,117)
Total assets for leverage purposes	$89,817	$88,069	$88,110	$87,693	$83,757

Risk-weighted assets - Basel III (fully phased-in)(3)	$75,614	$74,748	$72,596	$75,941	$70,448
Risk-weighted assets - Basel III (transition)(3)	$75,729	$74,792	$72,627	$76,179	$70,660

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$18.40	$18.02	$17.71	$17.37	$16.94
Less: Goodwill	(1.27)	(1.25)	(1.22)	(1.16)	(1.14)
Less: Intangible assets, net	(0.98)	(0.98)	(1.02)	(0.87)	(0.90)
Tangible common equity per share	$16.15	$15.79	$15.47	$15.34	$14.90

(1) Regulatory measures at September 30, 2017 are presented on an estimated basis.
(2) Total average assets are presented based upon the use of daily averages.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.